EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH Host Capitol Hill LLC	Delaware
18.	CCHH Maui LLC	Delaware
19.	CCHH Reston LLC	Delaware
20.	CCHI Singer Island LLC	Delaware
21.	CCMH Atlanta Marquis LLC	Delaware
22.	CCMH Atlanta Suites LLC	Delaware
23.	CCMH Chicago CY LLC	Delaware
24.	CCMH Copley LLC	Delaware
25.	CCMH Coronado LLC	Delaware
26.	CCMH Costa Mesa Suites LLC	Delaware
27.	CCMH DC LLC	Delaware
28.	CCMH Denver SE LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Diversified LLC	Delaware
32.	CCMH Downers Grove Suites LLC	Delaware
33.	CCMH Dulles AP LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Hanover LLC	Delaware
38.	CCMH Houston AP LLC	Delaware
39.	CCMH Houston Galleria LLC	Delaware
40.	CCMH IHP LLC	Delaware
41.	CCMH Kansas City AP LLC	Delaware
42.	CCMH Key Bridge LLC	Delaware
43.	CCMH Lenox LLC	Delaware
44.	CCMH Manhattan Beach LLC	Delaware
45.	CCMH Marina LLC	Delaware
46.	CCMH McDowell LLC	Delaware
47.	CCMH Memphis LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

48.	CCMH Metro Center LLC	Delaware
49.	CCMH Minneapolis LLC	Delaware
50.	CCMH Moscone LLC	Delaware
51.	CCMH Newark LLC	Delaware
52.	CCMH Nashua LLC	Delaware
53.	CCMH Newport Beach LLC	Delaware
54.	CCMH Newport Beach Suites LLC	Delaware
55.	CCMH O’Hare AP LLC	Delaware
56.	CCMH O’Hare Suites LLC	Delaware
57.	CCMH Orlando LLC	Delaware
58.	CCMH Palm Desert LLC	Delaware
59.	CCMH Park Ridge LLC	Delaware
60.	CCMH Pentagon RI LLC	Delaware
61.	CCMH Perimeter LLC	Delaware
62.	CCMH Philadelphia AP LLC	Delaware
63.	CCMH Philadelphia Mkt. LLC	Delaware
64.	CCMH Portland LLC	Delaware
65.	CCMH Potomac LLC	Delaware
66.	CCMH Properties II LLC	Delaware
67.	CCMH Quorum LLC	Delaware
68.	CCMH Riverwalk LLC	Delaware
69.	CCMH Rocky Hill LLC	Delaware
70.	CCMH San Diego LLC	Delaware
71.	CCMH San Fran AP LLC	Delaware
72.	CCMH Santa Clara LLC	Delaware
73.	CCMH Scottsdale Suites LLC	Delaware
74.	CCMH South Bend LLC	Delaware
75.	CCMH Tampa AP LLC	Delaware
76.	CCMH Tampa Waterside LLC	Delaware
77.	CCMH Times Square LLC	Delaware
78.	CCMH Westfields LLC	Delaware
79.	CCRC Amelia Island LLC	Delaware
80.	CCRC Buckhead/Naples LLC	Delaware
81.	CCRC Dearborn LLC	Delaware
82.	CCRC Marina LLC	Delaware
83.	CCRC Naples Golf LLC	Delaware
84.	CCRC Phoenix LLC	Delaware
85.	CCRC San Francisco LLC	Delaware
86.	CCRC Tysons LLC	Delaware
87.	CCSH Atlanta LLC	Delaware
88.	CCSH Boston LLC	Delaware
89.	CCSH Chicago LLC	Delaware
90.	Chesapeake Hotel Limited Partnership	Delaware
91.	Cincinnati Plaza LLC	Delaware
92.	City Center Hotel Limited Partnership	Minnesota
93.	CLDH Meadowvale, Inc.	Ontario
94.	CLMH Airport, Inc.	Ontario

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

95.	CLMH Calgary, Inc.	Ontario
96.	CLMH Eaton Centre, Inc.	Ontario
97.	DS Hotel LLC	Delaware
98.	Durbin LLC	Delaware
99.	East Side Hotel Associates, L.P.	Delaware
100.	Elcrisa S.A. de C.V.	Mexico
101.	Euro JV Manager B.V.	Netherlands
102.	Euro JV Manager LLC	Delaware
103.	Farrell's Ice Cream Parlour Restaurants LLC	Delaware
104.	Fernwood Atlanta Corporation	Delaware
105.	GLIC, LLC	Hawaii
106.	Harbor-Cal S.D. Partnership	California
107.	HHR 42 Associates, L.P.	Delaware
108.	HHR 42 Associates GP LLC	Delaware
109.	HHR Assets LLC	Delaware
110.	HHR Auckland Limited	New Zealand
111.	HHR Capital Wellington NTL Limited	New Zealand
112.	HHR Christchurch IB Limited	New Zealand
113.	HHR Christchurch NTL Limited	New Zealand
114.	HHR Euro II C.V.	Netherlands
115.	HHR Euro II Coöperatief U.A.	Netherlands
116.	HHR Euro II GP B.V.	Netherlands
117.	HHR Euro II LP B.V.	Netherlands
118.	HHR Fourth Avenue GP LLC	Delaware
119.	HHR Fourth Avenue Limited Partnership	Delaware
120.	HHR France B.V.	Netherlands
121.	HHR Harbor Beach LLC	Delaware
122.	HHR Holdings Coöperatief U.A.	Netherlands
123.	HHR Investment II Coöperatief U.A.	Netherlands
124.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
125.	HHR Lauderdale Beach Limited Partnership	Delaware
126.	HHR Member II LLC	Delaware
127.	HHR Member III B.V.	Netherlands
128.	HHR New Zealand Holdings Limited	New Zealand
129.	HHR Naples LLC	Delaware
130.	HHR Newport Beach LLC	Delaware
131.	HHR Piccadilly Limited	United Kingdom
132.	HHR Queenstown Limited	New Zealand
133.	HHR Rio Holdings LLC	Delaware
134.	HHR Singer Island GP LLC	Delaware
135.	HHR Singer Island Limited Partnership	Delaware
136.	HHR UK II B.V.	Netherlands
137.	HHR Union Square Limited Partnership	Delaware
138.	HHR Union Square Ventures LLC	Delaware
139.	HHR Wellington IB Limited	New Zealand
140.	HHR WRN GP LLC	Delaware
141.	HHR WRN Limited Partnership	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

142.	HMA Realty Limited Partnership	Delaware
143.	HMA-GP LLC	Delaware
144.	HMC Airport, Inc.	Delaware
145.	HMC Amelia II LLC	Delaware
146.	HMC AP Canada Company	Nova Scotia
147.	HMC AP GP LLC	Delaware
148.	HMC AP LP	Delaware
149.	HMC Atlanta LLC	Delaware
150.	HMC Burlingame Hotel LP	California
151.	HMC Burlingame II LLC	Delaware
152.	HMC Burlingame LLC	Delaware
153.	HMC Cambridge LP	Delaware
154.	HMC Capital Resources LP	Delaware
155.	HMC Charlotte (Calgary) Company	Nova Scotia
156.	HMC Charlotte GP LLC	Delaware
157.	HMC Charlotte LP	Delaware
158.	HMC Chicago Lakefront LLC	Delaware
159.	HMC Chicago LLC	Delaware
160.	HMC Copley LP	Delaware
161.	HMC Desert LLC	Delaware
162.	HMC Diversified American Hotels, L.P.	Delaware
163.	HMC Diversified LLC	Delaware
164.	HMC DSM LLC	Delaware
165.	HMC East Side LLC	Delaware
166.	HMC Gateway LP	Delaware
167.	HMC Georgia LLC	Delaware
168.	HMC Grace (Calgary) Company	Nova Scotia
169.	HMC Grand LP	Delaware
170.	HMC Hartford LLC	Delaware
171.	HMC Headhouse Funding LLC	Delaware
172.	HMC Host Restaurants LLC	Delaware
173.	HMC Hotel Development LP	Delaware
174.	HMC Hotel Properties II Limited Partnership	Delaware
175.	HMC Hotel Properties Limited Partnership	Delaware
176.	HMC HT LP	Delaware
177.	HMC JWDC GP LLC	Delaware
178.	HMC Kea Lani LP	Delaware
179.	HMC Lenox LP	Delaware
180.	HMC Manhattan Beach LLC	Delaware
181.	HMC Market Street LLC	Delaware
182.	HMC Maui LP	Delaware
183.	HMC McDowell LP	Delaware
184.	HMC Mexpark LLC	Delaware
185.	HMC MHP II LLC	Delaware
186.	HMC Naples Golf, Inc.	Delaware
187.	HMC NGL LLC	Delaware
188.	HMC O'Hare Suites Ground LP	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

189.	HMC OLS I LLC	Delaware
190.	HMC OLS I L.P.	Delaware
191.	HMC OLS II L.P.	Delaware
192.	HMC OP BN LP	Delaware
193.	HMC Palm Desert LLC	Delaware
194.	HMC Partnership Properties LLC	Delaware
195.	HMC PLP LLC	Delaware
196.	HMC Polanco LLC	Delaware
197.	HMC Potomac LLC	Delaware
198.	HMC Properties I LLC	Delaware
199.	HMC Property Leasing LLC	Delaware
200.	HMC Reston LP	Delaware
201.	HMC Retirement Properties, L.P.	Delaware
202.	HMC SBM Two LLC	Delaware
203.	HMC Seattle LLC	Delaware
204.	HMC SFO LP	Delaware
205.	HMC Suites Limited Partnership	Delaware
206.	HMC Suites LLC	Delaware
207.	HMC Times Square Hotel, L.P.	New York
208.	HMC Times Square Partner LLC	Delaware
209.	HMC Toronto Air Company	Nova Scotia
210.	HMC Toronto Airport GP LLC	Delaware
211.	HMC Toronto Airport LP	Delaware
212.	HMC Toronto EC Company	Nova Scotia
213.	HMC Toronto EC GP LLC	Delaware
214.	HMC Toronto EC LP	Delaware
215.	HMC/Interstate Manhattan Beach, L.P.	Delaware
216.	HMC/RGI Hartford, L.P.	Delaware
217.	HMH General Partner Holdings LLC	Delaware
218.	HMH HPT CBM LLC	Delaware
219.	HMH HPT RIBM LLC	Delaware
220.	HMH Marina LLC	Delaware
221.	HMH Pentagon LP	Delaware
222.	HMH Restaurants LP	Delaware
223.	HMH Rivers, L.P.	Delaware
224.	HMH Rivers LLC	Delaware
225.	HMH WTC LLC	Delaware
226.	HMT Lessee Sub (Atlanta) LLC	Delaware
227.	HMT Lessee Sub (Palm Desert) LLC	Delaware
228.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
229.	HMT Lessee Sub I LLC	Delaware
230.	HMT Lessee Sub II LLC	Delaware
231.	HMT Lessee Sub III LLC	Delaware
232.	HMT Lessee Sub IV LLC	Delaware
233.	HMT SPE (Atlanta) Corporation	Delaware
234.	HMT SPE (Palm Desert) Corporation	Delaware
235.	Hopewell Associates, L.P.	Georgia

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

236.	Host Atlanta II LP	Delaware
237.	Host Atlanta Perimeter Ground GP LLC	Delaware
238.	Host Atlanta Perimeter Ground LP	Delaware
239.	Host CAD Business Trust	Maryland
240.	Host California Corporation	Delaware
241.	Host Cambridge GP LLC	Delaware
242.	Host Capitol Hill LLC	Delaware
243.	Host Cincinnati Hotel LLC	Delaware
244.	Host Cincinnati II LLC	Delaware
245.	Host City Center GP LLC	Delaware
246.	Host CLP Business Trust	Maryland
247.	Host CLP LLC	Delaware
248.	Host Copley GP LLC	Delaware
249.	Host Dallas Quorum Ground GP LLC	Delaware
250.	Host Dallas Quorum Ground LP	Delaware
251.	Host Denver Hotel Company	Delaware
252.	Host Denver LLC	Delaware
253.	Host DSM Limited Partnership	Delaware
254.	Host Financing LLC	Delaware
255.	Host FJD Business Trust	Maryland
256.	Host Fourth Avenue LLC	Delaware
257.	Host GH Atlanta GP LLC	Delaware
258.	Host Grand GP LLC	Delaware
259.	Host Harbor Island Corporation	Delaware
260.	Host Holding Business Trust	Maryland
261.	Host Hotel Limited	United Kingdom
262.	Host Houston Briar Oaks, L.P.	Delaware
263.	Host Indianapolis GP LLC	Delaware
264.	Host Indianapolis Hotel Member LLC	Delaware
265.	Host Indianapolis I LP	Delaware
266.	Host Indianapolis LP	Delaware
267.	Host Kea Lani GP LLC	Delaware
268.	Host Kierland GP LLC	Delaware
269.	Host Kierland LP	Delaware
270.	Host La Jolla LLC	Delaware
271.	Host Lenox Land GP LLC	Delaware
272.	Host Los Angeles GP LLC	Delaware
273.	Host Los Angeles LP	Delaware
274.	Host Maui GP LLC	Delaware
275.	Host Maui Vacation Ownership LLC	Delaware
276.	Host McDowell GP LLC	Delaware
277.	Host Mission Hills Hotel LP	Delaware
278.	Host Mission Hills II LLC	Delaware
279.	Host Moscone GP LLC	Delaware
280.	Host Needham Hotel LP	Delaware
281.	Host Needham II LLC	Delaware
282.	Host NY Downtown GP LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

283.	Host O’Hare Suites Ground GP LLC	Delaware
284.	Host of Boston, Ltd.	Massachusetts
285.	Host of Houston 1979 LP	Delaware
286.	Host of Houston Ltd.	Texas
287.	Host OP BN GP LLC	Delaware
288.	Host Park Ridge LLC	Delaware
289.	Host Pentagon GP LLC	Delaware
290.	Host PLN Business Trust	Maryland
291.	Host Realty Hotel LLC	Delaware
292.	Host Realty LLC	Delaware
293.	Host Realty Partnership, L.P.	Delaware
294.	Host Restaurants GP LLC	Delaware
295.	Host Reston GP LLC	Delaware
296.	Host San Diego Hotel LLC	Delaware
297.	Host San Diego LLC	Delaware
298.	Host Santa Clara GP LLC	Delaware
299.	Host SFO GP LLC	Delaware
300.	Host SH Boston Corporation	Massachusetts
301.	Host South Coast GP LLC	Delaware
302.	Host Swiss GP LLC	Delaware
303.	Host Tampa GP LLC	Delaware
304.	Host Times Square GP LLC	Delaware
305.	Host Times Square LP	Delaware
306.	Host UK Business Trust	Maryland
307.	Host Waltham Hotel LP	Delaware
308.	Host Waltham II LLC	Delaware
309.	Host WNY GP LLC	Delaware
310.	Hotelera Host San Cristobal Limitada	Chile
311.	Hotels Union Square LLC	Delaware
312.	HST Asia/Australia Asset Manager LLC	Delaware
313.	HST Asia/Australia LLC	Delaware
314.	HST EBT Euro Holdings B.V.	Netherlands
315.	HST GP Euro B.V.	Netherlands
316.	HST GP LAX LLC	Delaware
317.	HST GP Mission Hills LLC	Delaware
318.	HST GP San Diego LLC	Delaware
319.	HST GP South Coast LLC	Delaware
320.	HST GP SR Houston LLC	Delaware
321.	HST I LLC	Delaware
322.	HST II LLC	Delaware
323.	HST III LLC	Delaware
324.	HST Kierland LLC	Delaware
325.	HST Lessee Boston LLC	Delaware
326.	HST Lessee Cincinnati LLC	Delaware
327.	HST Lessee CMBS LLC	Delaware
328.	HST Lessee Denver LLC	Delaware
329.	HST Lessee Indianapolis LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

330.	HST Lessee Keystone LLC	Delaware
331.	HST Lessee LAX LP	Delaware
332.	HST Lessee Mission Hills LP	Delaware
333.	HST Lessee Needham LLC	Delaware
334.	HST Lessee San Diego LP	Delaware
335.	HST Lessee SLT LLC	Delaware
336.	HST Lessee SNYT LLC	Delaware
337.	HST Lessee South Coast LP	Delaware
338.	HST Lessee SR Houston LLC	Delaware
339.	HST Lessee Tucson LLC	Delaware
340.	HST Lessee Waltham LLC	Delaware
341.	HST Lessee West Seattle LLC	Delaware
342.	HST Lessee WNY LLC	Delaware
343.	HST Lessee WSeattle LLC	Delaware
344.	HST LP Euro B.V.	Netherlands
345.	HST LT LLC	Delaware
346.	HST RHP LLC	Delaware
347.	HST Union Square LLC	Delaware
348.	HST WRN LLC	Delaware
349.	HST Sub-Owner LLC	Delaware
350.	IHP Holdings Partnership LP	Pennsylvania
351.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
352.	Ivy Street Hopewell LLC	Delaware
353.	Ivy Street Hotel Limited Partnership	Georgia
354.	Ivy Street LLC	Delaware
355.	JWDC Limited Partnership	Delaware
356.	JWDC LP Holdings Limited Partnership	Delaware
357.	Lauderdale Beach Association	Florida
358.	Market Street Host LLC	Delaware
359.	Marriott Mexico City Partnership, G.P.	Delaware
360.	MDSM Finance LLC	Delaware
361.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
362.	New Market Street LP	Delaware
363.	Pacific Gateway, Ltd.	California
364.	Pacifica Partners Private Limited	Singapore
365.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
366.	Philadelphia Airport Hotel LLC	Delaware
367.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
368.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
369.	PM Financial LLC	Delaware
370.	PM Financial LP	Delaware
371.	Potomac Hotel Limited Partnership	Delaware
372.	RHP Foreign Lessee LLC	Delaware
373.	Rockledge Hanover LLC	Delaware
374.	Rockledge HMC BN LLC	Delaware
375.	Rockledge HMT LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

376.	Rockledge Hotel LLC	Delaware
377.	Rockledge Hotel Properties, Inc.	Delaware
378.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
379.	Rockledge Manhattan Beach LLC	Delaware
380.	Rockledge Minnesota LLC	Delaware
381.	Rockledge NY Times Square LLC	Delaware
382.	Rockledge Potomac LLC	Delaware
383.	Rockledge Riverwalk LLC	Delaware
384.	Rockledge Square 254 LLC	Delaware
385.	S.D. Hotels LLC	Delaware
386.	Santa Clara Host Hotel Limited Partnership	Delaware
387.	Seattle Host Hotel Company LLC	Delaware
388.	Selkirk House (MN) Limited	United Kingdom
389.	SNYT LLC	Delaware
390.	South Coast Host Hotel LP	Delaware
391.	Starlex LP	Delaware
392.	Timeport, L.P.	Georgia
393.	Times Square GP LLC	Delaware
394.	Timewell Group, L.P.	Georgia
395.	W&S Realty Corporation of Delaware	Delaware
396.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
397.	YBG Associates LP	Delaware